SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Franklin Flex Cap Growth VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Franklin Templeton Variable Insurance Products Trust (the “Trust”), including its various series listed above (the “Funds”), scheduled for October 30, 2017, at 10:00 a.m., Pacific time, at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s) and/or voting instruction form(s). The shares of the Funds are sold to (i) separate accounts of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; (ii) certain qualified plans; and (iii) certain funds of funds. The Participating Insurance Companies hereby solicit and agree to vote at the meeting, to the extent required, the shares of the Funds that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your vote.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund or Funds underlying your Variable Contract. If you are a shareholder, one or more proxy cards are enclosed. The enclosed materials contain information about the Proposals being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the voting instruction form(s)/proxy card(s) and return it (them) in the postage-paid envelope. When Variable

Contracts owners return their voting instructions promptly, the Trust may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. If your Variable Contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. PLEASE COMPLETE, SIGN AND RETURN each proxy card/voting instruction form you receive.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-829-6554. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form(s) or proxy card(s).

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Franklin Flex Cap Growth VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), on behalf of its above-listed series (the “Funds”), has called a Special Meeting of Shareholders (the “Meeting”), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, at 10:00 a.m., Pacific time.1

During the Meeting, shareholders of the Funds will vote on the following Proposals:

1.	To elect a Board of Trustees of the Trust.

2.

For each Fund, other than Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

3.	For Franklin Rising Dividends VIP Fund, to approve a new Investment Management Agreement with Franklin Advisers, Inc.

4.	For Templeton Developing Markets VIP Fund, to approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited.

5.	For each Fund, to approve an amended fundamental investment restriction regarding investments in commodities.

The shares of the Funds are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”)

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The Meeting will be held simultaneously with the special meetings of shareholders of certain other U.S. registered investment companies within the Franklin Templeton Investments fund complex, which are issuing separate proxy solicitation materials.

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issued by the Participating Insurance Companies; (ii) certain qualified plans; and (iii) certain funds of funds. The Participating Insurance Companies, as the shareholders of record of the Funds, hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Funds that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

By Order of the Board of Trustees, Craig S. Tyle Vice President

September 11, 2017

Please sign and promptly return all of the voting instruction form(s) in the enclosed self-addressed envelope regardless of the number of shares attributable to your Variable Contract.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER

MEETING TO BE HELD ON OCTOBER 30, 2017

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at http://www.proxyonline.com/docs/FTproxy. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-829-6554.

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Franklin Flex Cap Growth VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

A Special Meeting of Shareholders of the funds (collectively, the “Funds” and, individually, a “Fund”) that are series of Franklin Templeton Variable Insurance Products Trust (the “Trust”) listed above will be held on October 30, 2017, to vote on several important proposals that affect the Funds. Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Trust and each Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of a Fund. The Board believes these proposals, as they relate to the Trust and each Fund, are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. If your variable contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. Be sure to complete, sign and return each card/form before mailing it (them) in the postage-paid envelope.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-829-6554. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s). The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

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Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each Fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following proposals:

1.	To elect a Board of Trustees of the Trust.

2.

For each Fund, other than Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

3.	For Franklin Rising Dividends VIP Fund, to approve a new investment management agreement with Franklin Advisers, Inc.

4.	For Templeton Developing Markets VIP Fund, to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.

5.	For each Fund, to approve an amended fundamental investment restriction regarding investments in commodities.

Has the Board approved the proposals?

Yes. The Board has unanimously approved each of the proposals and recommends that you vote to approve those proposals as they apply to your Fund(s).

1.	To elect a Board of Trustees of the Trust.

What role does the Board play?

The Board has the responsibility for looking after the interests of the Funds’ shareholders. As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of each Fund, including approving policy changes. In addition, the Board, among other things, reviews a Fund’s performance, oversees a Fund’s activities, and reviews contractual arrangements with a Fund’s service providers.

What is the affiliation of the Board and Franklin Templeton Investments?

The Board is currently, and is proposed to continue to be, composed of over 75% “independent” trustees and two “interested” trustees. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management. Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by the Trust.

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2.

For each Fund, other than Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of each Fund, other than Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund, are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable each Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect my Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by a Fund or the fees paid by the Fund’s shareholders. If the proposal is approved for a Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order are met. Rather, a Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

The investment managers for the Funds currently do not intend to use the Manager of Managers Structure for the Funds because near-term changes to the portfolio management structure for the Funds are not anticipated, other than as described in Proposals 3 and 4 below. However, if the Manager of Managers Structure is approved by shareholders of the Templeton Developing Markets VIP Fund, the Board would be able to approve a subadviser for the Fund, regardless of whether the Fund’s shareholders approve the subadvisory agreement described in Proposal 4 in the proxy statement. The Board determined to seek shareholder approval of the Manager of Managers Structure for each Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

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3.	For Franklin Rising Dividends VIP Fund (the “Rising Dividends Fund”), to approve a new investment management agreement with Franklin Advisers, Inc (“FAI”).

Why is a new investment management agreement with FAI being recommended?

Franklin Advisory Services, LLC (“FASL”) currently serves as the investment manager for the Rising Dividends Fund. As part of a restructuring of FASL’s personnel within the Franklin Templeton Investments organization, the current portfolio managers of the Rising Dividends Fund, Donald G. Taylor and Nicholas P.B. Getaz, along with research and trading personnel (the “Rising Dividends Team”), are relocating from FASL to FAI, both of which are wholly owned subsidiaries of Franklin Resources, Inc. In order for Messrs. Taylor and Getaz to continue to manage the Rising Dividends Fund as portfolio managers of FAI following their transfer from FASL to FAI, FAI would need to become the new investment manager for the Rising Dividends Fund pursuant to a new investment management agreement, which requires the approval of the Rising Dividends Fund’s shareholders. Fund management believes that relocating the Rising Dividends Team to FAI will promote better integration of the Team within the Franklin Equity Group, a unit of Franklin Templeton Investments offering expertise in managing growth and hybrid/balanced equity strategies, by fostering the sharing of resources and investment ideas.

In connection with the relocation of the Rising Dividends Team to FAI, the Board is recommending that shareholders of the Rising Dividends Fund approve a new investment management agreement between the Trust, on behalf of the Rising Dividends Fund, and FAI, so that Messrs. Taylor and Getaz can continue to manage the Rising Dividends Fund following their transfer from FASL to FAI.

What effect, if any, will the approval of the proposed new investment management agreement with FAI have on the Rising Dividends Fund’s management fees?

The approval of the proposed new investment management agreement with FAI for the Rising Dividends Fund will have no impact on the amount of management fees paid by the Fund or the Fund’s shareholders. The proposed investment management agreement with FAI will have the same fee schedule as the Rising Dividends Fund’s current investment management agreement with FASL.

4.	For Templeton Developing Markets VIP Fund (the “Developing Markets Fund”), to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited (“FTIML”).

Why is a new subadvisory agreement with FTIML being recommended?

The current investment manager of the Developing Markets Fund is Templeton Asset Management, a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). The Fund does not currently have a subadviser. A new subadvisory agreement with FTIML, which is also a wholly owned subsidiary of Franklin Resources, is being recommended in order to allow Carlos Hardenberg, Director of

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the Frontier Markets Strategy for Templeton Emerging Markets Group and a portfolio manager of FTIML, to serve as a portfolio manager for the Developing Markets Fund. As Director of the Frontier Markets Strategy, Mr. Hardenberg is responsible for the design, implementation and ongoing refinement of the Frontier Markets Strategy across Franklin Templeton Investment’s individual portfolios. Mr. Hardenberg is responsible for setting the overall strategy for his respective area, providing guidance and thought leadership, coordinating appropriate resources and coverage, and leveraging the group’s expertise to add value across products within the strategy. Mr. Hardenberg also collaborates with the Developing Markets Fund’s lead portfolio manager on Templeton Emerging Markets Group’s Global Emerging Markets Strategies.

What effect, if any, will the approval of the proposed new subadvisory agreement with FTIML have on the Developing Markets Fund’s management fees?

The approval of the proposed new subadvisory agreement with FTIML for the Developing Markets Fund will have no impact on the amount of management fees paid by the Fund or the Fund’s shareholders because FTIML’s fees will be deducted from the fees the Fund’s investment manager currently receives from the Fund.

5.	For each Fund, to approve an amended fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The Investment Company Act of 1940 (the “1940 Act”) requires every investment company to adopt a fundamental investment restriction governing investments in commodities. A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

The Funds’ current fundamental investment restrictions regarding investments in commodities are substantially similar, though not identical, and they are detailed in Exhibit D to the proxy statement.

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Funds, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. The Funds’ investment managers believe that it is in the Funds’ best interests to amend the current fundamental investment restrictions in order to provide the Funds with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with each Fund’s investment goal and subject to oversight by the Board. Under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law without shareholders taking further action.

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The Board and the Funds’ investment managers do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated. The Board determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for each Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trust, on behalf of the Funds, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Funds or with Franklin Templeton Investments. In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. Insurance companies may retain the Solicitor themselves to solicit voting instructions from contract owners; that solicitation could include multiple mailings and phone calls to remind variable contract owners to cast their votes by returning their voting instruction forms so that the special shareholder meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) attributable to your variable annuity or variable life insurance contract on the record date. The record date is August 21, 2017.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at 800-829-6554.

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How do I sign the proxy card(s)?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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PROXY STATEMENT

TABLE OF CONTENTS

Page
♦ INFORMATION ABOUT VOTING	1
♦ THE PROPOSALS	4
PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST	4
PROPOSAL 2: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY A FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	21
PROPOSAL 3: FOR FRANKLIN RISING DIVIDENDS VIP FUND, TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.	25
PROPOSAL 4: FOR TEMPLETON DEVELOPING MARKETS VIP FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED	33
PROPOSAL 5: TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES	41
♦ ADDITIONAL INFORMATION ABOUT THE TRUST	42
♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING	44

EXHIBITS
Exhibit A – Nominating Committee Charter	A-1
Exhibit B – Form of New Franklin Advisers, Inc. Investment Management Agreement	B-1
Exhibit C – Form of New Franklin Templeton Investment Management Limited Subadvisory Agreement	C-1
Exhibit D – Fundamental Investment Restrictions of the Funds Regarding Investments in Commodities Proposed to be Amended	D-1
Exhibit E – Investment Managers to the Funds	E-1
Exhibit F – Outstanding Shares as of May 31, 2017	F-1
Exhibit G – Principal Holders of Shares as of May 31, 2017	G-1

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Franklin Flex Cap Growth VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

PROXY STATEMENT

♦	INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”), in connection with a Special Meeting of Shareholders of the funds of the Trust listed above (collectively, the “Funds” and individually, a “Fund”), to be held on October 30, 2017 (the “Meeting”), has requested that shareholders vote on several matters (the “Proposals” or, each, a “Proposal”).2 Shares of the Funds are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Company; (ii) certain qualified plans; and (iii) certain funds of funds. As an owner of a Variable Contract, you have the right to instruct the Participating Insurance Company how to vote shares of the Fund or Funds attributable to your Variable Contract. Therefore, each Participating Insurance Company hereby solicits voting instructions from the owners of the Variable Contracts issued by such Company with respect to the shares of the Funds attributable to such Variable Contracts.

For the limited purpose of this proxy statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Funds, unless the context otherwise requires.

[2]

The Meeting will be held simultaneously with the special meetings of shareholders of certain other U.S. registered investment companies within the Franklin Templeton Investments fund complex, which are issuing separate proxy solicitation materials.

Who is eligible to vote?

Shareholders of record at the close of business on August 21, 2017, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy cards, the voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about September 11, 2017.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

Proposal No.	Funds Requested to Vote	Proposal
1.	All Funds	To elect a Board of Trustees of the Trust
2.	Each Fund other than Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval
3.	Franklin Rising Dividends VIP Fund	To approve a new Investment Management Agreement with Franklin Advisers, Inc. (“FAI”)
4.	Templeton Developing Markets VIP Fund	To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited (“FTIML”)
5.	All Funds	To approve an amended fundamental investment restriction regarding investments in commodities

How does the Board recommend that I vote?

The Board unanimously recommends that you vote:

1.	FOR the election of all nominees as Trustees of the Trust;

2.	For all Funds, other than Franklin Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund, FOR the approval of the use of a “manager of managers” structure;

3.	For Franklin Rising Dividends VIP Fund, FOR the approval of a new Investment Management Agreement with FAI;

4.	For Templeton Developing Markets VIP Fund, FOR the approval of a new Subadvisory Agreement with FTIML; and

5.	FOR the approval of an amended fundamental investment restriction regarding investments in commodities.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form.

For Variable Contract Owners: Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on any of the Proposals 1 through 5, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which signed voting instructions forms are received but without specified instructions will be voted FOR the Proposal(s). Any shares of a Fund for which no voting instructions are received generally will be voted by the Participating Insurance Company in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

For Direct Owners (and not Variable Contract Owners): Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all of the Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposal(s) but not all of the Proposal(s), your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR all of the Proposals. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted FOR all of the Proposals on which you are entitled to vote.

May I revoke my voting instructions/proxy?

If you are a Variable Contact owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Trust that is received by the Trust at or prior to the Meeting, or by attending the

Meeting and voting in person. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 21, 2017, and a valid picture identification, such as a driver’s license or passport, for admission at the Meeting. Shareholders without proof of ownership and identification will not be admitted.

Who will pay proxy solicitation costs?

The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately 95% by the Trust and 5% by the Funds’ investment managers or their affiliates. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

♦	THE PROPOSALS

PROPOSAL 1:	TO ELECT A BOARD OF TRUSTEES OF THE TRUST

How are nominees for Trustee selected?

The Board has a Nominating Committee comprised of John B. Wilson (Chair), Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, and Larry D. Thompson. None of the members of the Nominating Committee is an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Trust are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees for the Trust and recommending such candidates: (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust’s investment manager(s) and other principal service providers, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating

Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates for the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who: (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee (the “Charter”). A copy of the Charter is attached to this proxy statement as Exhibit A.

Who are the nominees for Trustee of the Trust?

Shareholders of the Trust are being asked to vote for the election of the Trustees who will oversee management of the Trust (including the Funds). The nominees (each a “Nominee,” and collectively, the “Nominees”) for election to the Board as Independent Trustees are Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson. The Nominees for election to the Board as Interested Trustees are Gregory E. Johnson and Rupert H. Johnson, Jr. Each Nominee, other than Terrence J. Checki, is presently a member of the Board that currently oversees the Trust and the Funds. In addition, seven of the nine Nominees currently are or will be Independent Trustees if elected by shareholders.

If elected, each Nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal.

All of the Nominees, with the exception of Terrence J. Checki, currently serve on one or more boards of trustees/directors of the funds within the Franklin Templeton Investments fund complex.

The Interested Trustees hold director and/or officer positions with, or are stockholders of, Franklin Resources, Inc. (“Franklin Resources”) and its affiliates. Franklin Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 19.06% of its outstanding shares as of June 30, 2017. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, for both of which he disclaims beneficial ownership. Franklin Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Franklin Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson, both Nominees for Interested Trustee of the Trust. There are no other family relationships among the officers, Trustees or Nominees.

Each Nominee currently is available and has consented to serve if elected. If any of the Nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustee(s).

Set forth in the table below are the Nominees who are standing for election by shareholders of the Trust for the first time and the person(s) who initially recommended them for consideration as nominees for Board membership. All of these Nominees, except Mr. Checki, are currently Trustees and were appointed to the Board by the then current Trustees.

Independent Trustee Nominees:	Recommended by:
Terrence J. Checki	An incumbent Independent Board Member
Mary C. Choksi	An incumbent Independent Board Member at the time of appointment
J. Michael Luttig	An incumbent Independent Board Member at the time of appointment
Interested Trustee Nominee:
Gregory E. Johnson	Executive Officers of Franklin Resources at the time of appointment

Information regarding the Nominees appears below, including information on the business activities of the Nominees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The Board believes that the specific background of each Nominee evidences such ability and is appropriate to his or her serving on the Board. As indicated below, Harris J. Ashton has served as a chief executive officer of NYSE-listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; John B. Wilson has served as President of International for a Fortune 150 company, chief operating officer of an NYSE-listed public corporation, chief financial officer of a NASDAQ-listed public corporation and a partner of a global strategy consulting firm; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impacts on markets, including emerging markets; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Listed below with the business activities of the Nominees are their names and years of birth, their positions and length of service with the Trust, and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee or are proposed to oversee.

Nominees for Independent Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	141
Other Directorships Held During at Least the Past 5 Years: Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Nominee for Trustee	Not Applicable	115
Other Directorships Held During at Least the Past 5 Years: Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	141
Other Directorships Held During at Least the Past 5 Years: Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141

Other Directorships Held During at Least the Past 5 Years:

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141
Other Directorships Held During at Least the Past 5 Years: Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141

Other Directorships Held During at Least the Past 5 Years:

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President-Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President-Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	115
Other Directorships Held During at Least the Past 5 Years: None.

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President-Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President-Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Nominees for Interested Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156
Other Directorships Held During at Least the Past 5 Years: None.

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member-Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1988	141
Other Directorships Held During at Least the Past 5 Years: None.

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

*

The number of portfolios listed in the tables above includes each separate series or fund within a U.S. registered investment company within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common or affiliated underwriter.

**

Gregory E. Johnson and Rupert H. Johnson, Jr. are “interested persons” of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons who can comprise a trust’s board of trustees. Gregory E. Johnson and Rupert H. Johnson, Jr. are considered to be “interested persons” of the Trust due to their positions as officers, directors and shareholders of Franklin Resources. Gregory E. Johnson is the nephew of Rupert H. Johnson, Jr. The remaining Nominees are Independent Trustee nominees.

How often does the Board meet and what are Trustees paid?

The role of the Board is to provide general oversight of the Trust’s business and to ensure that the Trust and its Funds are operated for the benefit of all Fund shareholders. The Board met eight times during the prior fiscal year, and the Board generally anticipates meeting at least eight times during the current fiscal year, and will meet more frequently as necessary. The Board also oversees the services furnished to the Trust and the Funds by the investment managers to the Funds (together, the “Investment Managers”) and various other service providers.

All of the current Independent Trustees serve as board members of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Each Nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Nominee serves during the Trust’s most recent fiscal year. During the fiscal year ended December 31, 2016, there were three meetings of the Audit Committee and one meeting of the Nominating Committee. The Trust does not currently have a formal policy regarding Trustees’ attendance at annual shareholders’ meetings. The Trust did not hold, and was not required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

The Independent Trustees serve on the boards of trustees of 26 investment companies in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust’s lead Independent Trustee is paid an annual supplemental retainer of $25,000 for services to the Trust and such other investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and certain other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and certain other funds, receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Audit Committee are not separately compensated for any Committee meeting held on the day of a regularly scheduled Board meeting.

Independent Trustees are also reimbursed for expenses incurred in connection with attending board meetings by each fund in Franklin Templeton Investments for which they serve as a board member. The Interested Trustees and certain officers of the Trust who are shareholders of Franklin Resources are not compensated by the Trust for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Managers and their affiliates from the Franklin Templeton funds. The Investment Managers or their affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the amount each Independent Trustee received from (i) the Trust, for the Trust’s fiscal year ended December 31, 2016, and (ii) all funds in the Franklin Templeton Investments fund complex as a whole during the twelve months ended May 31, 2017, as well as the estimated annual benefits, if any, upon retirement.

Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex	Number of Boards within Franklin Templeton Investment Fund Complex on which the Trustee Serves[1]
Harris J. Ashton	$12,590	None	None	$493,000	40
Terrence J. Checki[2]	None	None	None	None	N/A
Mary C. Choksi	$14,597	None	None	$448,668	39
Edith E. Holiday	$14,780	None	None	$536,000	40
J. Michael Luttig	$14,778	None	None	$518,000	40
Larry D. Thompson	$13,404	None	None	$506,000	40
John B. Wilson	$21,504	None	None	$396,000	26

[1]

We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series within each investment company for which the Board members are responsible. The Franklin Templeton Investments fund complex currently includes 45 U.S. registered investment companies, with approximately 166 U.S. based funds or series.

[2]	Mr. Checki is a Nominee for Independent Trustee and has not yet served on the board of any Franklin Templeton fund.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each Board member annually invest one-third of fees received for serving as a trustee of a Franklin fund (excluding Committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998 are valued as of such date with subsequent investments valued at cost.

The following table provides the dollar range of equity securities of the Trust and its Funds that are overseen or to be overseen by the Nominees that are beneficially owned by them as of May 31, 2017. The aggregate dollar range of equity securities in all U.S. registered funds in the Franklin Templeton Investment fund complex overseen or to be overseen by the Board member, other than Mr. Checki, as of May 31, 2017, was over $100,000 for each Nominee.

Nominees for Independent Trustees:

Name of Nominee	Dollar Range of Equity Securities in the Funds
Harris J. Ashton	None
Terrence J. Checki	None
Mary C. Choksi	None
Edith E. Holiday	None
J. Michael Luttig	None
Larry D. Thompson	None
John B. Wilson	None

Nominees for Interested Board Members:

Name of Nominee	Dollar Range of Equity Securities in the Funds
Gregory E. Johnson	None
Rupert H. Johnson, Jr.	None

Who are the Executive Officers of the Trust?

Officers of the Trust are appointed by and serve at the pleasure of the Board. Listed below for the Executive Officers of the Trust are their names, years of birth and addresses, as well as their positions and length of service with the Trust, and principal occupations during at least the past five years.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1988
Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer -Finance and Administration	Since June 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer, Franklin Templeton Investments (2009-2017).

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

What are the Standing Committees of the Board?

In addition to the Nominating Committee, the Board has a standing Audit Committee.

Audit Committee

The Trust’s Audit Committee is responsible for the appointment, compensation and retention of the Trust’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Trust’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal auditing. The Audit Committee is comprised of: Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson (Chair). All of the members of the Audit Committee are Independent Trustees.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Trust’s current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information

Audit Fees. The aggregate fees paid for professional services rendered by PwC for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $876,835 for the fiscal year ended December 31, 2016, and $897,776 for the fiscal year ended December 31, 2015.

Audit-Related Fees. The aggregate fees paid for assurance and related services rendered by PwC to the Trust that are reasonably related to the performance of the audit or review of the Funds’ financial statements and not reported under “Audit Fees” above were $4,682 for the fiscal year ended December 31, 2016, and $4,590 for the fiscal year ended December 31, 2015. The services for which these fees were paid included attestation services.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Managers and any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. For the fiscal years ended December 31, 2016 and 2015, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid for professional services rendered by PwC to the Funds for tax compliance, tax advice or tax planning services (together, “tax services”) for the fiscal years ended December 31, 2016 and 2015.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Managers and any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Trust and the Funds. In the fiscal years ended December 31, 2016 and 2015, there were no fees paid to PwC for such services.

All Other Fees. The aggregate fees paid for products and services provided by PwC to the Funds, other than the services reported above, were $0 for the fiscal year ended December 31, 2016, and $8,791 for the fiscal year ended December 31, 2015. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Managers and any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Trust and the Funds, which engagements relate directly to the operations and financial reporting of the Funds. For the fiscal years ended December 31, 2016 and 2015, there were no fees paid to PwC for such services.

Aggregate Non-Audit Fees. The aggregate fees paid for non-audit services rendered by PwC to the Funds and to the Investment Managers and to any entity controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Funds were $349,307 for the fiscal year ended December 31, 2016, and $595,846 for the fiscal year ended December 31, 2015. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, and compliance examination for Investment Advisors Act Rules 204-2 and 206-4(2).

The Audit Committee has considered whether the provision of the non-audit services, including tax-related services, that were rendered to the Investment Managers and to any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be pre-approved by the Audit Committee or by a designated member of the Audit Committee.

What is the Board’s Role in Risk Oversight?

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Managers’ initiatives. In addition, the Audit Committee meets regularly with the Investment Managers’ internal audit group to review reports on its examination of functions and processes within Franklin Templeton Investments that affect the Trust and the Funds, and reviews and discusses the Trust’s and the Funds’ processes with respect to risk assessment and risk management.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that a Fund invests in certain complex investments, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such investments. In addition, each Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on a Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Trust’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Audit Committee reviews valuation procedures and results with the Trust’s independent auditors in connection with such Committee’s review of the results of the audit of the Trust’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by each Investment Manager’s compliance group and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Managers periodically provide an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, operational risk, personnel risk, and business continuity risk.

What is the leadership structure of the Board?

Seventy-five percent or more of Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Trust’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a lead Independent Trustee. The lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as liaison with Trust management with respect to questions and issues raised by the Independent Trustees. The lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Trust, the Funds and their shareholders.

What is the Required Vote on Proposal 1?

For Proposal 1, the Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of the Trust, regardless of the results of the votes cast by the shareholders of each individual Fund. This means that the Nominees receiving the largest number of votes will be elected to fill the available positions, and a Nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Trust voting.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH
OF THE NOMINEES TO THE BOARD.

PROPOSAL 2:	TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY A FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

(For purposes of Proposal 2, the term “Fund” shall refer to each Fund except Franklin

Founding Funds Allocation VIP Fund and Franklin VolSmart Allocation VIP Fund.)

Background

Pursuant to an investment management agreement between the Trust, on behalf of each Fund, and its Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

Each Fund’s Investment Manager is directly or indirectly wholly or majority owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each, an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy for a particular Fund, the Fund’s Investment Manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Franklin Resources. Alternatively, a Fund’s Investment Manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the Investment Manager.

Provisions of the 1940 Act that apply to the Funds require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to FAI, a wholly owned subsidiary of Franklin Resources, that permits FAI, and any Investment Manager Affiliates (such as certain of the Funds’ Investment Managers) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the “Manager of Managers Structure”). Under the Order, the hiring of new subadvisers remains subject to the approval of the Board, including a majority of the Independent Trustees, as well as certain other conditions. The Order would allow a Fund’s Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way. Under the Order, a Fund must disclose to its shareholders the aggregate fees paid by the Investment Manager to affiliated subadvisers and to unaffiliated subadvisers and the fee paid to each affiliated subadviser. Before a Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Meeting, which otherwise was called to elect Trustees and to vote on other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that a Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that the Board and Investment Manager have determined are in the best interests of a Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure. However, because each Fund was launched before the Order was received, shareholder approval is now required for a Fund to use the Manager of Managers Structure in reliance on the Order.

The Investment Managers for the Funds currently do not intend to use the Manager of Managers Structure for such Funds because near-term changes to the portfolio management structure for the Funds are not anticipated, other than as described in

Proposals 3 and 4 below. However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or a Fund’s Investment Manager may believe it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If a Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval. For example, as discussed in Proposal 4 below, shareholders of the Templeton Developing Markets VIP Fund are being asked to approve a new subadvisory agreement for the Fund, in order to allow Carlos Hardenberg, Director of Frontier Markets Strategy of Templeton Emerging Markets Group and a portfolio manager of FTIML, an Investment Manager Affiliate, to join the Templeton Developing Markets VIP Fund’s existing portfolio management team. If the Templeton Developing Markets VIP Fund had been authorized to use the Manager of Managers Structure, shareholder approval of the subadvisory agreement for the Fund would not be necessary.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Investment Manager of each Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement. In addition, if the Manager of Managers Structure is approved for a Fund, that Fund’s investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.

Under the Manager of Managers Structure, a Fund’s Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires a Fund’s Investment Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, the Fund’s Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of a Fund’s Investment Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If a Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers

Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by a Fund’s Investment Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of a Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by a Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 2 is approved for a Fund, and the Board and the Fund’s Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, a Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that a Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 2?

Proposal 2 will be voted on by shareholders of each Fund, other than the Franklin Founding Funds Allocation VIP Fund and the Franklin VolSmart Allocation VIP Fund. For Proposal 2, before a Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund (a “1940 Act Majority Vote”). If Proposal 2 is approved by shareholders of the Templeton Developing Markets VIP Fund, the Board would be able to approve a subadviser for the Fund under the Manager of Managers Structure, regardless of whether the Fund’s shareholders approve the subadvisory agreement described in Proposal 4 below.

If Proposal 2 is not approved by a Fund’s shareholders, then the Fund’s Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board and the Fund’s Investment Manager.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:	FOR FRANKLIN RISING DIVIDENDS VIP FUND, TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.

The Board, on behalf of the Franklin Rising Dividends VIP Fund (the “Rising Dividends Fund”), unanimously recommends that shareholders of the Rising Dividends Fund vote to approve a new investment management agreement with FAI.

Why is FAI recommended to serve as the Rising Dividends Fund’s investment manager?

Franklin Advisory Services, LLC (“FASL”) is the Fund’s current investment manager and has served as the investment manager for the Rising Dividends Fund since July 1996, prior to which time the Rising Dividends Fund’s investment manager was FAI. Donald G. Taylor, CPA, President and Chief Investment Officer of FASL, has been a portfolio manager of the Rising Dividends Fund since 1996, and the lead portfolio manager of the Rising Dividends Fund since 1999. Nicholas P.B. Getaz, CFA, Portfolio Manager and Research Analyst of FASL, has been a portfolio manager of the Rising Dividends Fund since 2014.

Franklin Templeton Investments has determined that a restructuring of FASL’s personnel within the Franklin Templeton Investments organization would allow more resources to be made available for the management of those funds managed or subadvised by FASL. As part of this restructuring, Messrs. Taylor and Getaz, along with research and trading personnel (the “Rising Dividends Team”), are relocating from FASL to FAI, both of which are wholly owned subsidiaries of Franklin Resources. Management believes that relocating the Rising Dividends Team to FAI will promote better integration of the Rising Dividends Team within the Franklin Equity Group, a unit of Franklin Templeton Investments offering expertise in managing growth and hybrid/balanced equity strategies, by fostering the sharing of resources and investment ideas.

In order for Messrs. Taylor and Getaz to continue managing the Rising Dividends Fund following their transfer to FAI, FAI would need to become the new investment manager for the Fund pursuant to a new investment management agreement (the “New IM Agreement”). Pursuant to Section 15 of the 1940 Act, a new investment management agreement requires the approval of the Rising Dividends Fund’s shareholders. Therefore, shareholders of the Rising Dividends Fund are being asked to approve the New IM Agreement. The form of New IM Agreement is included as Exhibit B to this proxy statement.

Fund management believes that it is in the best interests of the Rising Dividends Fund’s shareholders for Mr. Taylor to continue to serve as the lead portfolio manager of the Fund, and for Mr. Getaz to continue to provide portfolio management support to Mr. Taylor, after their transfer from FASL to FAI. As noted above, having Messrs. Taylor and Getaz become employees of FAI will further their integration into the Franklin Equity Group.

There is no proposed change in the level of investment management fees to be paid by the Rising Dividends Fund or its shareholders, and the transfer of Messrs. Taylor and Getaz to FAI will not impact the portfolio management services that currently are provided to the Fund. Management does not believe that the approval of the New IM Agreement will affect how the Rising Dividends Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund. If the New IM Agreement is approved by the Rising Dividends Fund’s shareholders, it is expected that Messrs. Taylor and Getaz will become employees of FAI, and FAI would begin managing the Rising Dividends Fund on or about December 1, 2017.

Additional information about FASL

FASL, located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078 is organized as a limited liability company in the State of Delaware, and is registered as an investment adviser with the SEC.

FASL serves as the Rising Dividends Fund’s investment manager pursuant to an investment management agreement dated May 1, 2007 (the “Current IM Agreement”). The Board most recently voted to renew the Current IM Agreement on April 18, 2017. The Current IM Agreement was last submitted to the Rising Dividends Fund’s sole initial shareholder on April 27, 2007, in connection with the redomestication of the Trust from a Massachusetts business trust to a Delaware statutory trust, which was approved by the Trust’s shareholders at a meeting held on March 21, 2007, and reconvened on April 3, 2007.

For the fiscal year ended December 31, 2016, the amount of investment management fees paid by the Rising Dividends Fund to FASL was $9,998,652, after taking account of FASL’s agreement to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. Before any such waiver, the Rising Dividends Fund’s investment management fees totaled $10,110,214.

FASL is a wholly owned subsidiary of Franklin/Templeton Distributors, Inc., and an indirect wholly owned subsidiary of Franklin Resources, which is a publicly held corporation. The principal executive officer of FASL is Donald G. Taylor, President and Chief Investment Officer, with a business address of 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

Additional information about FAI

FAI, with its principal offices at One Franklin Parkway, San Mateo, CA 94403-1906, is organized as a California corporation, and is registered as an investment adviser with the SEC. As of June 30, 2017, FAI, together with its affiliates, managed approximately $742 billion in assets, and has been in the investment management business since 1947. FAI is a wholly owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officer and each director of FAI. The business address of the principal executive officer and each director in the table below is One Franklin Parkway, San Mateo, CA 94403-1906. Mr. Rupert H. Johnson, Jr. is the Chairman of the Board and a Trustee of the Trust, and Edward B. Jamieson is the President and Chief Executive Officer – Investment Management of the Trust.

Name and Address	Position	Principal Occupation
Rupert H. Johnson, Jr.	Director

Director of FAI; Vice Chairman and Director, Franklin Resources; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton Investments.

Edward B. Jamieson	President and Director	President and Director, FAI; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton Investments.
Christopher J. Molumphy	Director and Executive Vice President	Director and Executive Vice President, FAI; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton Investments.

Are there any material differences between the New IM Agreement and the Current IM Agreement?

The terms of the New IM Agreement and the terms of the Current IM Agreement are substantively the same. However, certain outdated provisions in the Current IM Agreement have been removed, and the New IM Agreement includes several provisions now routinely included in investment management agreements used across the Franklin Templeton Investments fund complex. More specifically, the New IM Agreement was modified to:

●

include provisions to accommodate the Manager of Managers Structure, such as FAI’s obligations to supervise any subadvisers (the use of the Manager of Managers Structure previously was approved by the Board, and is being submitted for the approval of the Funds’ shareholders, as discussed in Proposal 2 above);

●	include the more detailed list of administrative services provided under the investment management agreement;

●

remove a clause prohibiting the investment manager’s officers and employees from taking short positions in the Rising Dividends Fund’s shares, principally because short selling of mutual fund shares is not possible as they do not trade in a secondary market;

●

include a revised indemnification provision that describes FAI’s obligation to indemnify the Trust, the Rising Dividends Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FAI of its obligations or duties under the New IM Agreement;

●

include provisions clarifying (i) that proxy voting decisions are made by FAI, unless the Board determines otherwise, (ii) that FAI is bound by any fee waiver or limitation on the Rising Dividends Fund’s expenses that has been publicly disclosed to investors, and (iii) the obligation to furnish books and records to regulatory authorities; and

●	change the law governing the agreement from Delaware law to California law.

None of these modifications is intended to reflect new or different levels of services to or investment management fees payable by the Rising Dividends Fund. Rather, such modifications memorialize existing services and obligations.

What are the material terms of the New IM Agreement?

Below is a summary of the material terms of the New IM Agreement. The following discussion is qualified in its entirety by reference to the form of the New IM Agreement attached as Exhibit B to this proxy statement.

Services. FAI will manage the Rising Dividends Fund’s assets subject to and in accordance with the Rising Dividends Fund’s investment goals and policies, the terms of the New IM Agreement, and any directions which the Board may issue from time to time. FAI will make all determinations with respect to the investment of the Rising Dividends Fund’s assets and the purchase and sale of the Rising Dividends Fund’s investment securities, and will take such steps as may be necessary to implement the same.

FAI also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to the Rising Dividends Fund to the extent that any such services are not otherwise provided by any other service provider to the Rising Dividends Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Rising Dividends Fund as contemplated in the New IM Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Rising Dividends Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Rising Dividends Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Rising Dividends Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Rising Dividends Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Rising Dividends Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Rising Dividends Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Rising Dividends Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Rising Dividends Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002, as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities. As FASL does under the Current IM Agreement, FAI will engage Franklin Templeton Services, LLC (“FT Services”) to provide such services to the Rising Dividends Fund.

Management Fees. Pursuant to the New IM Agreement, the annual rate of the fee payable to FAI by the Rising Dividends Fund is identical to the annual rate of the fee paid by the Rising Dividends Fund under the Current IM Agreement to FASL, and shall be based upon the following annual rate, as a percentage of the Rising Dividends Fund’s average daily net assets:

0.750% of the value of net assets up to and including $500 million;
0.625% of the value of net assets over $500 million up to and including $1 billion;
0.500% of the value of net assets over $1 billion up to and including $5 billion; and
0.490% of the value of net assets in excess of $5 billion.

Fund Expenses. The New IM Agreement includes a general list of expenses that are payable by the Rising Dividends Fund. The obligations of the Rising Dividends Fund and the investment manager with respect to Fund expenses would remain unchanged.

Brokerage. Under the New IM Agreement, FAI will seek to obtain the best net price and execution when placing trades for the Rising Dividends Fund. The role and obligations of the Rising Dividends Fund’s investment manager with respect to seeking best execution would remain unchanged. The New IM Agreement recognizes that FAI may place orders on behalf of the Rising Dividends Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended.

Proxy Voting. The New IM Agreement provides that all decisions on proxy voting with respect to the Rising Dividends Fund’s portfolio securities will be made by FAI, unless the Board determines otherwise. However, the role and obligations of the Rising Dividends Fund’s investment manager with respect to proxy voting would remain unchanged. Both FASL and FAI have adopted proxy voting guidelines that are substantially identical, which have been approved by the Board.

Delegation. The New IM Agreement includes a new provision that reflects the ability of the Rising Dividends Fund to operate in a Manager of Managers Structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval, including FAI’s obligation to supervise any subadviser. As discussed above, the use of the Manager of Managers Structure was previously approved by the Board, and is being submitted for the approval of the Rising Dividends Fund’s shareholders at the Meeting.

Limitation of Liability. The New IM Agreement provides that in the absence of FAI’s willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New IM Agreement, FAI will not be subject to liability to the Rising Dividends Fund for any act or omission in providing investment management services. The same limitation of liability of the investment manager is provided in the Current IM Agreement.

Indemnification. As noted above, the New IM Agreement includes a revised indemnification provision that describes FAI’s obligation to indemnify the Trust, the Rising Dividends Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FAI of its obligations or duties under the New IM Agreement.

Continuance. If shareholders of the Rising Dividends Fund approve the New IM Agreement, the New IM Agreement will continue in effect until two years from the date of its execution, unless earlier terminated. The New IM Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a “majority of outstanding voting securities” of the Rising Dividends Fund (as defined by the 1940 Act, and described above under “What is the required vote on Proposal 2?”), or (b) a majority of the Board as a whole.

Termination. The New IM Agreement may be terminated by either party at any time, without payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Rising Dividends Fund is approved by a majority of the Board or by a “majority of the outstanding voting securities” of the Rising Dividends Fund (as defined by the 1940 Act, and described below under “What is the required vote on Proposal 3?”).

What fees were paid by the Rising Dividends Fund to affiliates of FASL and FAI during the most recent fiscal year?

Information regarding the fees paid by the Rising Dividends Fund to affiliates of FASL and FAI during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE TRUST.”

What did the Board consider when it approved the New IM Agreement?

At a meeting held on May 23, 2017 (the “May Board Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved, and recommended to shareholders the approval of, the New IM Agreement between FAI and the Trust, on behalf of the Rising Dividends Fund, for an initial two year period effective on or about December 1, 2017. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New IM Agreement.

The Board reviewed and considered information provided by FAI at the May Board Meeting. The Board also considered a form of the New IM Agreement, which is consistent with the agreements used across the Franklin Templeton Investments organization, as well as the Code of Ethics and Insider Trading Compliance Policies and Procedures that applied to the employees of FAI. The Board discussed with Franklin Templeton Investments the reasons for its request that the Board approve the New IM Agreement, including the benefits of the current portfolio management team, who would become employees of FAI, having access to additional resources. The Board reviewed and considered all of the factors it deemed relevant in approving the New IM Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by FAI; and (ii) the costs of the services, which are to remain unchanged. The Board also considered that the change in the investment manager for the Rising Dividends Fund facilitates a restructuring of the Fund’s current investment manager, FASL, and the relocation of substantially all of the Rising Dividends Fund’s current portfolio management team from FASL to FAI. In determining that the New IM Agreement is fair and reasonable, the Board also noted that the New IM Agreement is substantially the same as the Fund’s Current IM Agreement with FASL and does not reflect a substantially new or different level of services to or fees payable by the Rising Dividends Fund.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of investment management services to be provided by FAI and its affiliates to the Rising Dividends Fund and its shareholders. In particular, the Board took into account that the Rising Dividends Fund will have the same investment goals, principal investment policies, and service provider arrangements (except with respect to FAI) and other key factors. The Board discussed the fact that the same portfolio management team would serve the Rising Dividends Fund but that there would be benefits to having them join the investment professionals at FAI with a similar investment style. This realignment would promote greater collaboration through the sharing of resources and investment ideas. It also noted FAI’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FAI and FAI’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the Franklin Templeton Investments organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FAI and its affiliates to the Rising Dividends Fund and its shareholders.

Fund Performance. The Board noted that, in connection with the restructuring of FASL, substantially all of the Rising Dividends Fund’s current portfolio management team would be relocated from FASL to FAI. The Board considered the track record of such portfolio management team in managing the Rising Dividends Fund, which was reviewed most recently by the Board in April 2017 as part of the annual contract renewal process (the “2017 Contract Renewal Process”). With that, and the additional resources available to the portfolio management team by joining FAI, the Board was confident in the abilities of such portfolio management team to continue the investment approach of the Rising Dividends Fund and to provide quality services to the Fund and its shareholders.

Comparative Fees and Expenses. The Board reviewed and considered information regarding the investment management fee to be charged by FAI. The Board noted that the management fee to be paid by the Rising Dividends Fund under the New IM Agreement is identical to the management fee the Fund currently pays FASL, which fee was found to be acceptable in connection with the April 2017 Contract Renewal Process. The Board concluded that the proposed investment management fee is fair and reasonable.

Management Profitability and Economies of Scale. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the April 2017 Contract Renewal Process of the Current IM Agreement with FASL that would continue in effect until the date the New IM Agreement becomes effective had not changed as a result of the proposed retention of FAI in connection with the restructuring of FASL.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New IM Agreement for an initial two year period effective on or about December 1, 2017.

What is the required vote on Proposal 3?

Proposal 3 must be approved by the affirmative 1940 Act Majority Vote of shareholders of the Rising Dividends Fund.

If Proposal 3 is not approved by shareholders of the Rising Dividends Fund, it is expected that the Fund will continue to operate under the Current IM Agreement and the Board will consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE RISING DIVIDENDS FUND
VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:	FOR TEMPLETON DEVELOPING MARKETS VIP FUND, TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

The Board, on behalf of the Templeton Developing Markets VIP Fund (the “Developing Markets Fund”), unanimously recommends that shareholders of the Developing Markets Fund vote to approve a new Subadvisory Agreement between Templeton Asset Management Ltd. (“TAML”), as investment manager for the Developing Markets Fund, and FTIML (the “FTIML Subadvisory Agreement”).

Background

Templeton Emerging Markets Group is a unit of Franklin Templeton Investments with over 50 portfolio managers, analysts and other investment professionals across various Investment Manager Affiliates dedicated to emerging and frontier markets. Franklin Templeton Investments recently began initiating a series of new portfolio manager assignments within Templeton Emerging Markets Group that are designed to align portfolio management teams across its fund offerings, to recognize the investment leadership roles that key individuals have been playing in their specific strategies, and to further formalize their contribution and responsibility in the management of specific portfolios.

As part of this initiative, on April 3, 2017, Chetan Sehgal, CFA, Director of Global Emerging Markets and Small Cap Strategies of Templeton Emerging Markets Group and a portfolio manager of TAML, began serving as the lead portfolio manager for the Developing Markets Fund. In addition, Franklin Templeton Investments recommended adding Carlos Hardenberg, Director of Frontier Markets Strategy of Templeton Emerging Markets Group and a portfolio manager of FTIML, to the Developing Markets Fund’s portfolio management team.

Why is FTIML recommended to serve as the Developing Markets Fund’s subadviser?

FTIML is recommended to serve as the Developing Markets Fund’s subadviser in order to allow Mr. Hardenberg to serve as a portfolio manager for the Developing Markets Fund.

Mr. Hardenberg has served in an investment leadership role with regard to the Frontier Markets Strategy since its inception in 2008, and was named Director of the Frontier Markets Strategy on January 1, 2016. As Director of the Frontier Markets Strategy, Mr. Hardenberg is responsible for the design, implementation and ongoing refinement of the Frontier Markets Strategy across Franklin Templeton Investments’ individual portfolios. Mr. Hardenberg also collaborates on Franklin Templeton Investments’ Global Emerging Markets Strategies and serves as the portfolio manager for the Templeton Emerging Markets Investment Trust PLC.

Fund management believes it is in the best interests of the Developing Markets Fund’s shareholders for Mr. Hardenberg, a portfolio manager with FTIML, to serve as a portfolio manager for the Developing Markets Fund. Mr. Hardenberg has been working closely with Mr. Sehgal on the Global Emerging Markets Strategies, while retaining oversight of the Frontier Markets Strategy. Mr. Sehgal will continue in his role as lead portfolio manager of the Developing Markets Fund, with Mr. Hardenberg collaborating with Mr. Sehgal in this capacity.

In order for Mr. Hardenberg to serve as a portfolio manager for the Developing Markets Fund, shareholders of the Fund are being asked to approve the FTIML Subadvisory Agreement. The form of FTIML Subadvisory Agreement is included as Exhibit C to this proxy statement.

The addition of FTIML as a subadviser to the Developing Markets Fund will have no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because FTIML’s fees will be deducted from the fees that TAML receives from the Developing Markets Fund. Further shareholder approval would be necessary to increase the management fees that are payable by the Developing Markets Fund, which is not contemplated. The approval of the FTIML Subadvisory Agreement for the Developing Markets Fund will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Additional Information about TAML

TAML, with its principal offices at 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, is the investment manager for the Fund. TAML is organized as a public company limited by shares incorporated in Singapore, and is registered as an investment adviser with the SEC.

TAML serves as the Developing Markets Fund’s investment manager pursuant to an amended and restated investment management agreement dated May 1, 2014. The Board most recently voted to renew the investment management agreement for the Developing Markets Fund on April 18, 2017. The investment management agreement for the Developing Markets Fund was last submitted to the Developing Markets Fund’s sole initial shareholder on April 27, 2007 in connection with the redomestication of the Trust from a Massachusetts business trust to a Delaware statutory trust, which was approved by the Trust’s shareholders at a meeting held on March 21, 2007, and reconvened on April 3, 2007.

For the fiscal year ended December 31, 2016, the amount of investment management fees paid to TAML by the Developing Markets Fund was $3,593,021, after taking account of TAML’s agreement to waive its fees and reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. Before any such waiver, the Developing Markets Fund’s investment management fees totaled $3,651,393.

TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officers and each director of TAML. Unless otherwise noted, the business address of the principal executive officers and each director in the table below is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987.

Name and Address	Position	Principal Occupation
Wai Kwok Wu	Director	Senior Executive Vice President, Senior Managing Director, Deputy Director of Research, Director of Portfolio Administration for Templeton Emerging Markets Group
Jed A. Plafker One Franklin Parkway San Mateo, CA 94403-1906	Director	President of Franklin Templeton International
Adam J. Quaife	Co-Chief Executive Officer and Director	Regional Head of Southeast Asia
Tek-Khoan Ong	Co-Chief Executive Officer and Director	Senior Executive Vice President, Managing Director and Director of Research for Templeton Emerging Markets Group

Additional Information about FTIML

FTIML, with its principal offices at Cannon Place, 78 Cannon Street, London, England EC4N 6HL, is organized as a Private Limited Company in England, and is registered as an investment adviser with the SEC.

On May 23, 2017, the Board voted to approve the FTIML Subadvisory Agreement and to submit the FTIML Subadvisory Agreement to the Developing Markets Fund’s shareholders for approval.

FTIML is a wholly owned subsidiary of Franklin Templeton Global Investors Limited, and an indirect wholly owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officer and each director of FTIML. Unless otherwise noted, the business address of the principal executive officer and each director in the table below is Cannon Place, 78 Cannon Street, London, England EC4N 6HL.

Name and Address	Position	Principal Occupation
Paul J. Brady	Director	Operations Director
Kellie A. Hargraves	Director	Chief Compliance Officer – International
Alexander Brotherston Toronto Square Infirmary Street Leeds 6S1 2HJ England	Director	Director – International Advisory Services
Adrian White 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	European Financial Controller/Director of Corporate Accounting
William Jackson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Franklin Templeton Services
Kathleen M. Davidson 5 Morrison Street Edinburgh EH3 8BH Scotland	Chief Executive Officer	Chief Administration Officer and Director of International Business Development
Vivek M. Kudva Indiabulls Finance Centre Tower 2, 13th Floor Senapati Bapat Marg Elphinstone (West) Mumbai, 400013, India	Director	Managing Director for EMEA & India

What are the material terms of the FTIML Subadvisory Agreement?

Below is a summary of the material terms of the FTIML Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the form of FTIML Subadvisory Agreement attached as Exhibit C to this proxy statement.

Services. Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of TAML, FTIML will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Developing Markets Fund.

Subadvisory Fees. The addition of FTIML as a subadviser to the Developing Markets Fund and FTIML’s provision of subadvisory services to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or the fees paid by Fund shareholders because the fees that are received by FTIML will be paid directly by TAML. Further, shareholder approval would be necessary to increase the management fees that are payable by the Developing Markets Fund, which is not contemplated. The approval of the FTIML Subadvisory Agreement will not affect how the Developing Markets Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Under the FTIML Subadvisory Agreement, TAML would pay FTIML a subadvisory fee of 50% of the “net investment advisory fee” paid by the Developing Markets Fund to TAML. The net investment advisory fee is defined in the FTIML Subadvisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to TAML, minus any fees and/or expenses of the Developing Markets Fund waived and/or reimbursed by TAML, minus (ii) any fees payable by TAML to FT Services for fund administrative services.

Payment of Expenses. During the term of the FTIML Subadvisory Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under the FTIML Subadvisory Agreement, other than the cost of securities (including brokerage commissions, if any) purchased by the Developing Markets Fund.

Brokerage. FTIML will seek to obtain the most favorable price and execution available when placing trades for the Developing Markets Fund’s portfolio transactions. The FTIML Subadvisory Agreement recognizes that FTIML may place orders on behalf of the Developing Markets Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Developing Markets Fund’s policies and procedures, the terms of the Developing Markets Fund’s investment management agreement, the Developing Markets Fund’s prospectus and Statement of Additional Information, and applicable law.

Limitation of Liability. The FTIML Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates will be subject to liability to TAML, the Developing Markets Fund, or to any shareholder of the Developing Markets Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance. If shareholders of the Developing Markets Fund approve the FTIML Subadvisory Agreement, the FTIML Subadvisory Agreement will continue in effect for two years from the date of its execution, unless earlier terminated. The FTIML Subadvisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and either (a) a 1940 Act Majority Vote of the Developing Markets Fund’s shareholders, or (b) a majority of the Board as a whole.

Termination. The FTIML Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to TAML and FTIML, or by a 1940 Act Majority Vote of the Developing Markets Fund’s shareholders, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

What other investment companies are managed or subadvised by FTIML?

Following is a list of funds that are managed or subadvised by FTIML that have investment objectives and strategies similar to the Developing Markets Fund.

Name of Comparable Fund	Net Assets of Fund (in millions) (as of 5/31/17)	Annual Investment Management/Subadvisory Fee	Investment Management/Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Franklin Templeton ETF Trust–Franklin Liberty International Opportunities ETF (a Subadviser)	$5,423,178	$71,428	Yes

What fees were paid by the Developing Markets Fund to affiliates of TAML and FTIML during the most recent fiscal year?

Information regarding the fees paid by the Developing Markets Fund to affiliates of TAML and FTIML during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE TRUST.”

What did the Board consider when it approved the FTIML Subadvisory Agreement?

At an in-person meeting held on May 23, 2017 (the “May Board Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved, and recommended shareholder approval of, the FTIML Subadvisory Agreement between TAML, the Developing Markets Fund’s investment manager, and FTIML, an affiliate of TAML, on behalf of the Developing Markets Fund, for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the FTIML Subadvisory Agreement.

The Board reviewed and considered information provided by TAML at the May Board Meeting with respect to the FTIML Subadvisory Agreement. The Board reviewed and considered the factors it deemed relevant in approving the FTIML Subadvisory Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by FTIML; and (ii) the costs of the services to be provided by FTIML. The Board considered that management proposed that the Board approve the FTIML Subadvisory Agreement in order to facilitate certain portfolio management team enhancements.

In approving the FTIML Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed investment subadvisory fee is fair and reasonable and that the approval of the FTIML Subadvisory Agreement is in the interests of the Developing Markets Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services. The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIML and currently being provided by TAML and its affiliates to the Developing Markets Fund and its shareholders. In particular, with respect to FTIML, the Board took into account that the FTIML Subadvisory Agreement would not affect how the Developing Markets Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, extent and quality of investment subadvisory services to be provided by FTIML to the Developing Markets Fund and its shareholders under the FTIML Subadvisory Agreement; FTIML’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIML and FTIML’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the Franklin Templeton Investments organization.

The Board also reviewed and considered the benefits provided to the Developing Markets Fund’s shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, the parent of TAML and FTIML, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Developing Markets Fund by the Franklin Templeton Investments organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIML to the Developing Markets Fund and its shareholders.

Fund Performance. The Board noted its review and consideration of the performance results of the Developing Markets Fund in connection with the April 2017 annual contract renewal (the “Annual Contract Renewal”) of the Fund’s investment management agreement. The Board recalled its conclusion at that time that the Developing Markets Fund’s performance was acceptable. The Board further recalled recent and expected portfolio management team changes for the Developing Markets Fund and again determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses. The Board reviewed and considered information regarding the investment subadvisory fee to be charged by FTIML. The Board noted that the addition of FTIML will have no impact on the amount of management fees that are currently paid by the TAML Fund as FTIML will be paid by TAML out of the management fee that TAML receives from the Developing Markets Fund. The Board further noted that the allocation of the fee between TAML and FTIML reflected the services to be provided by each. The Board concluded that the proposed investment subadvisory fee is fair and reasonable.

Management Profitability and Economies of Scale. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the Developing Markets Fund’s investment management agreement had not changed as a result of the proposal to approve the FTIML Subadvisory Agreement.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the FTIML Subadvisory Agreement for an initial two year period.

What is the required vote on Proposal 4?

Proposal 4 will be voted on by the shareholders of the Developing Markets Fund. The FTIML Subadvisory Agreement must be approved by the affirmative 1940 Act Majority Vote of shareholders of the Developing Markets Fund. If approved for the Developing Markets Fund, the proposed FTIML Subadvisory Agreement is anticipated to become effective for the Fund shortly after the Meeting.

If Proposal 4 is not approved by shareholders of the Developing Markets Fund, the Board will consider what further actions to take, which may include, if Proposal 2 is approved, hiring FTIML as a subadviser and providing notice of such hiring to the Developing Markets Fund’s shareholders pursuant to the Order.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE DEVELOPING MARKETS
FUND VOTE “FOR” PROPOSAL 4.

PROPOSAL 5:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in “commodities.” The 1940 Act does not prohibit a fund from investing in commodities. The Funds’ current fundamental investment restrictions regarding commodities are substantially similar, though not identical, and are detailed in Exhibit D to this proxy statement.

The Funds’ Investment Managers and the Board are recommending that each Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board. Since the adoption of the Funds’ current fundamental investment restrictions regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission (“CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. Under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law without shareholders taking further action.

The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What effect will amending the current commodities restriction have on the Funds?

The proposed fundamental investment restriction would clarify the ability of each Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Fund’s Board. Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. In addition, the Investment Managers, with respect to the applicable Funds, currently rely on CFTC Rule 4.5 for an exclusion from commodity pool operator registration. The Investment Managers intend to continue to limit each Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated.

What is the required vote on Proposal 5?

To approve Proposal 5, a Fund must receive the affirmative 1940 Act Majority Vote of its shareholders. If Proposal 5 is not approved by a Fund’s shareholders, the Fund’s current fundamental investment restriction regarding commodities will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

♦	ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Managers. The current Investment Managers and any subadviser(s) of the Funds and their principal addresses are listed on Exhibit E to this proxy statement. Pursuant to an investment management agreement with the Trust, on behalf of each Fund, the Investment Manager for a Fund (along with any subadviser) manages the investment and reinvestment of that Fund’s assets. Each Investment Manager and subadviser is a direct or indirect, wholly owned or majority owned subsidiary of Franklin Resources.

The Administrator. Pursuant to an administration agreement or subcontract for fund administration services with each Fund’s Investment Manager, FT Services provides certain administrative functions for the Funds. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Managers and the Trust’s principal underwriter. The fee for administrative services provided by FT Services is paid by the Investment Manager of each Fund, other than Franklin Founding Funds Allocation VIP Fund, based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

During the fiscal year ended December 31, 2016, with respect to the Rising Dividends Fund and the Developing Markets Fund, the applicable Investment Manager paid FT Services administrative fees of $1,809,860 and $425,741, respectively, for services provided to the Funds.

FT Services will continue to provide administrative services to the Funds after the Meeting.

The Underwriter. The principal underwriter for the Funds is Franklin/Templeton Distributors, Inc. (“FT Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares.

For the fiscal year ended December 31, 2016, the aggregate amount of Rule 12b-1 fees received by FT Distributors from the Class 2 and Class 4 shares of the Rising Dividends Fund and the Developing Markets Fund were $3,721,697 and $539,583, respectively, substantially all of which fees were paid to insurance companies.

No payments were made by the Class 5 shares of the Rising Dividends Fund or the Developing Markets Fund during the fiscal year ended December 31, 2016.

FT Distributors does not receive compensation from the Funds for acting as the principal underwriter for the Class 1 shares of the Rising Dividends Fund and the Developing Markets Fund.

FT Distributors will continue to act as the principal underwriter for the Trust after the Meeting.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

FTIS, pursuant to the terms of an agreement, performs shareholder servicing for the Rising Dividends Fund and Developing Markets Fund and is not paid by either Fund for these services.

FTIS will continue to act as the transfer agent and shareholder servicing agent for the Trust and the Funds after the Meeting.

The Custodians. The custodian for each Fund, other than the Developing Markets Fund, the Templeton Foreign VIP Fund and the Templeton Growth VIP Fund, is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286. The custodian for the Developing Markets Fund, the Templeton Foreign VIP Fund and the Templeton Growth VIP Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters. The Trust’s audited financial statements and annual report for its fiscal year ended December 31, 2016, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please contact your financial advisor, the Participating Insurance Company offering your Variable Contract, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of each Fund as of May 31, 2017 are set forth in Exhibit F.

The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds are set forth in Exhibit G. To the knowledge of the Trust’s management, as of May 31, 2017, there were no other shareholders, except as set forth in Exhibit G, owning beneficially or of record more than 5% of the outstanding shares of any class of the Funds.

In addition, to the knowledge of the Trust’s management, as of May 31, 2017, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund and each class thereof.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

♦	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies from the Participating Insurance Companies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $60,000 and will be borne approximately 95% by the Trust and 5% by the Investment Managers or their affiliates. Any costs borne by the Trust will be borne indirectly by Variable Contract owners as beneficial owners of the Trust’s shares and by other shareholders as beneficial owners of the Trust’s shares.

The Participating Insurance Companies may also engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Company, although Franklin Templeton Investor Services, LLC, or an affiliate, may reimburse certain of their expenses. The Trust expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Trust or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation from the Trust for their services, may solicit proxies and voting instructions in person or by telephone, electronic means or telegram. However, if the

Trust believes that additional solicitation is necessary, the Trust may engage certain financial services firms and their representatives, who will be compensated by the Trust for their services, which may include soliciting proxies and voting instructions in person or by telephone, electronic means or telegram.

As the date of the Meeting approaches, certain Participating Insurance Companies or their Variable Contract owners may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

If a shareholder wishes to participate in the Meeting, the shareholder may still submit the proxy card(s)/voting instruction form(s) originally sent with the proxy statement or attend the Meeting in person. If a Variable Contract owner wishes to participate in the Meeting, please contact your Participating Insurance Company for further information regarding how to represent your vote at the Meeting.

Quorum. The holders of 40% of the outstanding shares of the Trust (or if the Proposal is to be voted upon by a Fund separately, holders of 40% of the outstanding shares of that Fund), entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the applicable Proposals. The shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposal above.

Generally, abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions will have no effect on Proposal 1 and will have the effect of a vote “against” Proposals 2 through 5. The rules of the SEC require that the Trust disclose in this proxy statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Participating Insurance Company, as the shareholder of record of the Funds’ shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, the Trust does not anticipate receiving any broker non-votes.

Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the Franklin Templeton Investments fund complex. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with Delaware statutory trust state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders of one or more of the Funds should send his or her written proposal to the Trust’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Trust begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Trust’s governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees, Craig S. Tyle Vice President

September 11, 2017

EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.

The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

A-1

IV.	Other Powers and Responsibilities.

1.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

EXHIBIT B

FORM OF
NEW FRANKLIN ADVISERS, INC.
INVESTMENT MANAGEMENT AGREEMENT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
on behalf of
FRANKLIN RISING DIVIDENDS VIP FUND

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of [__________], 2017, is made between FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN RISING DIVIDENDS VIP FUND (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.    Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.    Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.    Investment Management Services.

(a)    The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

(b)    The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions. When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)

Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)

Those brokers and dealers who supply research, statistical and other data to the Manager which the Manager may lawfully and appropriately use in their investment management capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)    When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin/Templeton Distributors, Inc. (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)    The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)    The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)    Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.

B.    Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.    Administrative Services. The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any subadviser or other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates. Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.    Other Obligations and Services. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.    Delegation of Services. The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.A. of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement. The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.C. of this Agreement and not expressly delegated to one or more such entities.

3.    Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.    Fees and expenses paid to the Manager as provided herein;

B.    Expenses of all audits by independent public accountants;

C.    Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.    Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.    Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.    Taxes levied against the Fund;

G.    Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.    Costs, including the interest expense, of borrowing money;

I.    Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.    Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.    Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.    Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.    Trade association dues;

N.    The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.    The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.    Compensation of the Manager. The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s average daily net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.    For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner that the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information. The rate of the management fee payable by the Fund shall be calculated daily at the following annual rate:

0.75% of the value of net assets up to and including $500 million

0.625% of the value of net assets over $500 million up to and including $1 billion;

0.50% of the value of net assets in excess of $1 billion up to and including $5 billion; and

0.49% of the value of net assets in excess of $5 billion.

B.    The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

C.    If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

5.    Activities of the Manager. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.    Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records. In performing the services set forth in this Agreement, the Manager:

A.    shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A, as supplemented or amended from time to time;

B.    will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.    Liabilities of the Manager.

A.    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.    The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

C.    No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.    Renewal and Termination.

A.    This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

B.    This Agreement:

(i)

may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager;

(ii)	shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii)	may be terminated by the Manager on 60 days’ written notice to the Fund.

C.    As used in this Paragraph, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.    Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

11.    Limitation of Liability. Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [____________], 2017.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST on behalf of FRANKLIN RISING DIVIDENDS VIP FUND

By:
Name:
Title:

FRANKLIN ADVISERS, INC.

By:
Name:
Title:

EXHIBIT C

FORM OF
NEW FRANKLIN TEMPLETON INVESTMENT MANAGEMENT

LIMITED SUBADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [__] day of [______] 201[_], by and between TEMPLETON ASSET MANAGEMENT LTD., a public company limited by shares incorporated in Singapore (“TAML”), and FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED, a company limited by shares incorporated in England (“FTIML”).

WITNESSETH

WHEREAS, TAML and FTIML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TAML, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to the Templeton Developing Markets VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TAML desires to retain FTIML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.    TAML hereby retains FTIML, and FTIML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)    Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of TAML, FTIML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TAML will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)    Both FTIML and TAML may place all purchase and sale orders on behalf of the Fund.

(c)    Unless otherwise instructed by TAML or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TAML or by the Board, FTIML shall report daily all transactions effected by FTIML on behalf of the Fund to TAML and to other entities as reasonably directed by TAML or the Board.

(d)    For the term of this Agreement, FTIML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e)    In performing its services under this Agreement, FTIML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by TAML and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)    In carrying out its duties hereunder, FTIML shall comply with all reasonable instructions of the Fund or TAML in connection therewith.

2.    In performing the services described above, FTIML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIML’s overall responsibilities with respect to accounts managed by FTIML. FTIML may use for the benefit of its other clients any such brokerage and research services that FTIML obtains from brokers or dealers. To the extent authorized by applicable law, FTIML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.    (a)    TAML shall pay to FTIML a monthly fee in U.S. dollars equal to 50% of the net investment advisory fee payable by the Fund to TAML (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIML during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TAML shall equal (i) 96% of an amount equal to the total investment management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TAML relating to the previous month.

(b)    If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.    It is understood that the services provided by FTIML are not to be deemed exclusive. TAML acknowledges that FTIML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TAML agrees that FTIML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIML may use information furnished by others to TAML and FTIML in providing services to other such Clients.

5.    FTIML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.    During the term of this Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TAML will be responsible for all of their respective expenses and liabilities.

7.    FTIML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TAML or the Fund in any way, or in any way be deemed an agent for TAML or the Fund.

8.    FTIML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.    This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

10.    (a)    Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TAML and FTIML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

(b)    This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between TAML and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.    (a)    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates shall be subject to liability to TAML, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)    Notwithstanding paragraph 11(a), to the extent that TAML is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIML pursuant to authority delegated as described in Paragraph 1(a), FTIML shall indemnify TAML and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)    No provision of this Agreement shall be construed to protect any director or officer of TAML or FTIML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the

Fund’s direction, any of such records upon the Fund’s request. FTIML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.    Upon termination of FTIML’s engagement under this Agreement or at the Fund’s direction, FTIML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTIML and relate directly and exclusively to the performance by FTIML of its obligations under this Agreement; provided, however, that FTIML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTIML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.    Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)	to TAML:

7 Temasek Boulevard
#38-03 Suntec Tower One
Singapore 038987
Facsimile: [__________]

(ii)	to FTIML:

Cannon Place
78 Cannon Street
London, England EC4N 6HL
United Kingdom
Facsimile: [____________]

16.    This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.    FTIML acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust. FTIML agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that FTIML shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

TEMPLETON ASSET MANAGEMENT LTD.

By:
Name: [Name]
Title: [Title]

FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

By:
Name: [Name]
Title: [Title]

EXHIBIT D

TEXT OF FUNDAMENTAL COMMODITIES INVESTMENT

RESTRICTIONS OF THE FUNDS PROPOSED TO BE AMENDED

Current Fundamental Investment Restriction (The Fund may not...)	Fund

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

Each Fund, except Franklin VolSmart Allocation VIP Fund, Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements, commodity-linked notes, options, futures contracts and options on futures contracts with respect to indices or individual commodities or otherwise; (ii) entering into foreign currency transactions, including without limitation, forward currency contracts; or (iii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.

Franklin VolSmart Allocation VIP Fund

Purchase or sell physical commodities or commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool). Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction.

Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund

D-1

EXHIBIT E

INVESTMENT MANAGERS TO THE FUNDS

Trust/Fund	Investment Manager	Sub-Investment Manager
Franklin Templeton Variable Insurance Products Trust:
Franklin Flex Cap Growth VIP Fund	Franklin Advisers, Inc.[1]
Franklin Founding Funds Allocation VIP Fund	N/A
Franklin Global Real Estate VIP Fund	Franklin Templeton Institutional, LLC[2]
Franklin Growth and Income VIP Fund	Franklin Advisers, Inc.[1]
Franklin Income VIP Fund	Franklin Advisers, Inc.[1]
Franklin Large Cap Growth VIP Fund	Franklin Advisers, Inc.[1]
Franklin Mutual Global Discovery VIP Fund	Franklin Mutual Advisers, LLC[3]
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC[3]
Franklin Rising Dividends VIP Fund	Franklin Advisory Services, LLC[4]
Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC[4]
Franklin Small-Mid Cap Growth VIP Fund	Franklin Advisers, Inc.[1]
Franklin Strategic Income VIP Fund	Franklin Advisers, Inc.[1]
Franklin U.S. Government Securities VIP Fund	Franklin Advisers, Inc.[1]
Franklin VolSmart Allocation VIP Fund	Franklin Advisers, Inc.[1]	K2/D&S Management Co., L.C.C.[8]
Templeton Developing Markets VIP Fund	Templeton Asset Management Ltd.[5]
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC[6]
Templeton Global Bond VIP Fund	Franklin Advisers, Inc.[1]
Templeton Growth VIP Fund	Templeton Global Advisors Limited[7]

E-1

Footnote Reference	Manager	Address
1	Franklin Advisers, Inc.	One Franklin Parkway San Mateo, CA 94403-1906
2	Franklin Templeton Institutional, LLC	280 Park Avenue New York, NY 10017
3	Franklin Mutual Advisers, LLC	101 John F. Kennedy Parkway Short Hills, NJ 07078
4	Franklin Advisory Services, LLC	55 Challenger Road Suite 501 Ridgefield Park, NJ 07660
5	Templeton Asset Management Ltd.	7 Temasek Blvd. Suntec Tower One #38-03 Singapore 038987
6	Templeton Investment Counsel, LLC	300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923
7	Templeton Global Advisors Limited	Lyford Cay Nassau, Bahamas
8	K2/D&S Management Co., L.C.C.	300 Atlantic Street, 12th Floor Stamford, CT 06901

E-2

EXHIBIT F

OUTSTANDING SHARES AS OF MAY 31, 2017

Fund	Number of Outstanding Shares
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund Class 2 shares Class 4 shares Total	11,918,585.38 4,430,280.13 16,348,865.51
Franklin Founding Funds Allocation VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	147,253.27 64,700,444.54 70,753,624.54 135,601,322.35
Franklin Global Real Estate VIP Fund Class 1 shares Class 2 shares Total	48,073.63 11,802,509.74 11,850,583.36
Franklin Growth and Income VIP Fund Class 1 shares Class 2 shares Total	1,995,998.11 4,427,007.39 6,423,005.51
Franklin Income VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	43,600,635.30 319,811,887.52 19,394,562.73 382,807,085.55
Franklin Large Cap Growth VIP Fund Class 1 shares Class 2 shares Total	49,002.47 6,037,023.53 6,086,025.99
Franklin Mutual Global Discovery VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	152,933.13 30,941,430.65 2,111,899.04 33,206,262.82
Franklin Mutual Shares VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	30,023,362.74 170,217,739.09 5,664,719.01 205,905,820.84
Franklin Rising Dividends VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	7,129,874.63 58,512,307.80 1,175,859.38 66,818,041.80

F-1

Fund	Number of Outstanding Shares
Franklin Small Cap Value VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	2,421,875.99 66,373,416.50 1,587,082.88 70,382,375.37
Franklin Small-Mid Cap Growth VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	1,749,586.13 22,823,127.99 824,956.09 25,397,670.22
Franklin Strategic Income VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	33,848,038.95 19,482,719.36 6,900,771.39 60,231,529.70
Franklin U.S. Government Securities VIP Fund Class 1 shares Class 2 shares Total	5,673,155.71 102,781,547.84 108,454,703.55
Franklin VolSmart Allocation VIP Fund Class 2 shares Class 5 shares Total	3,061.22 15,250,418.21 15,253,479.43
Templeton Developing Markets VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	10,851,313.50 27,488,427.01 760,980.43 39,100,720.94
Templeton Foreign VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	9,325,178.05 93,841,393.98 10,145,930.32 113,312,502.35
Templeton Global Bond VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	14,936,764.90 167,302,807.43 5,736,463.76 187,976,036.09
Templeton Growth VIP Fund Class 1 shares Class 2 shares Class 4 shares Total	30,968,430.93 59,647,602.87 2,764,399.82 93,380,433.62

F-2

EXHIBIT G

PRINCIPAL HOLDERS OF SHARES AS OF MAY 31, 2017

As of May 31, 2017, the following shareholders owned of record and beneficially 5% or more of the outstanding shares of the Funds. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN FLEX CAP GROWTH VIP FUND
CLASS 2 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,480,536.49	12.42
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	3,055,590.98	25.64
Ohio National Life Insurance Company FBO Its Separate Accounts 1 Financial Way Cincinnati, OH 45242-5851	2,399,775.03	20.13
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	3,901,165.36	32.73
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	460,463.54	10.39
Ohio National Life Insurance Company P.O. Box 237 Cincinnati, OH 45201-0237	3,571,332.99	80.61
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND
CLASS 1 SHARES
Nationwide Life Insurance Company C/O IPO Portfolio Accounting NWVLI7 P.O. Box 182029 Columbus, OH 43218-2029	7,696.05	5.23
Nationwide Life And Annuity Insurance Company NWVL-G P.O. Box 182029 Columbus, OH 43218-2029	89,526.83	60.80
AUL American Individual Variable Annuity Unit Trust 1 Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	33,870.34	23.00
AUL American Variable Life Unit Trust Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	8,000.74	5.43
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	15,967,992.89	24.68

Name and Address of Account	Share Amount	Percentage of Class (%)
Nationwide Life Insurance Company C/O IPO Portfolio Accounting NWVAII P.O. Box 182029 Columbus, OH 43218-2029	13,333,203.32	20.61
Delaware Life Insurance Company Formerly Sun Life Assurance Company of Canada-U.S. MFS Regatta Masters P.O. Box 9134 Wellesley Hills, MA 02481-9134	4,607,184.10	7.12
Genworth Life & Annuity Ins Company Attn: Variable Accounting 6610 West Broad Street, Building 3 Richmond, VA 23230-1702	10,233,334.46	15.82
Sunamerica Annuity & Life Assurance Company 21650 Oxnard Street Suite 750 MS 6 2 Woodland Hills, CA 91367-4997	9,601,182.18	14.84
CLASS 4 SHARES
Transamerica Life Insurance Company FBO Separate Account VA B Attn: FMG Accounting MS4410 4333 Edgewood Road, Northeast Cedar Rapids, IA 52499-0001	14,601,187.69	20.64
Pacific Life Insurance Company FBO Separate Account A 700 Newport Center Drive Newport Beach, CA 92660-6307	45,344,807.29	64.09
Ohio National Life Insurance Company FBO Its Separate Accounts P.O. Box 237 Cincinnati, OH 45201-0237	5,901,389.92	8.34
FRANKLIN GLOBAL REAL ESTATE VIP FUND
CLASS 1 SHARES
Delaware Life Insurance Company Formerly Sun Life Assurance Company Of Canada-U.S. Variable Account G 1 Sun Life Park SC-114 Wellesley Hills, MA 02481-5699	9,736.23	20.25
American General Life Insurance Company FBO of Delaware 2727 Allen Parkway 4-D1 Houston, TX 77019-2115	33,735.23	70.17
Delaware Life Insurance Company FBO Futurity Vul III Attn: Vul Accounting Control SC 4319 1 Sun Life Park Wellesley Hills, MA 02481-5615	4,602.17	9.57
CLASS 2 SHARES
Riversource Life Insurance Company Formerly IDS Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55474-0016	9,553,270.47	80.94
FRANKLIN GROWTH AND INCOME VIP FUND
CLASS 1 SHARES
Integrity Life Insurance Company Mail Station 24 400 West Broadway Street Cincinnati, OH 45202-3341	117,280.21	5.88

Name and Address of Account	Share Amount	Percentage of Class (%)
National Integrity Life Insurance Company Mail Station 24 400 Broadway Street Cincinnati, OH 45202-3312	113,529.22	5.69
MAC and Company A/C 957610 Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	1,765,188.69	88.44
CLASS 2 SHARES
Allstate Life Insurance Company of NYVA Attn: Product Valuation 5801 Southwest 6th Avenue Topeka, KS 66636-0001	279,433.72	6.31
Allstate Life Insurance Company VA Attn: Product Valuation 5801 Southwest 6th Avenue Topeka, KS 66636-0001	1,190,786.71	26.90
Guardian Insurance & Annuity Company, Inc. S/A R B-Share 44Z Attn: James Nemeth 3900 Burgess Place Bethlehem, PA 18017-9097	1,605,174.72	36.26
Integrity Life Insurance Company Mail Station 24 400 West Broadway Street Cincinnati, OH 45202-3341	465,911.89	10.52
National Integrity Life Insurance Company Mail Station 24 400 Broadway Street Cincinnati, OH 45202-3312	365,682.10	8.26
FRANKLIN INCOME VIP FUND
CLASS 1 SHARES
Franklin Templeton VIP Trust Franklin Templeton VIP Founding Funds Allocation Fund Class 1 c/o Laura Fergerson 3310 Quality Drive Floor 2 Rancho Cordova, CA 95670-7313	20,594,861.59	47.24
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	8,942,787.41	20.51
Lincoln National Life Insurance Company 1300 South Clinton Street, Stop 6H-02 Fort Wayne, IN 46802-3518	6,344,753.20	14.55
MAC and Company A/C 957610 Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	5,382,430.44	12.34
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	73,293,808.97	22.92
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	19,566,132.70	6.12
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	34,834,302.26	10.89
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	36,198,404.53	11.32

Name and Address of Account	Share Amount	Percentage of Class (%)
Nationwide Life Insurance Company C/O IPO Portfolio Accounting NWVAII P.O. Box 182029 Columbus, OH 43218-2029	16,728,439.33	5.23
Genworth Life & Annuity Insurance Company Attn: Variable Accounting 6610 West Broad Street Building 3 Richmond, VA 23230-1702	20,628,816.37	6.45
Metlife Insurance Company USA Attn: Investment Management 1 Financial Center Floor 20 Boston, MA 02111-2694	16,156,980.15	5.05
CLASS 4 SHARES
CMFG 2000 Heritage Way Waverly, IA 50677-9208	987,690.45	5.09
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,163,409.55	11.15
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	5,320,949.10	27.44
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	2,075,421.32	10.70
Ohio National Life Insurance Company FBO Its Separate Accounts P.O. Box 237 Cincinnati, OH 45201-0237	7,967,053.18	41.08
FRANKLIN LARGE CAP GROWTH VIP FUND
CLASS 1 SHARES
AIG Life Of Bermuda LTD American International Building 29 Richmond Road P.O. Box HM 152 Hamilton HM AX, Bermuda	19,630.83	40.06
American General Life Insurance Company FBO Of Delaware 2727 Allen Parkway 4-D1 Houston, TX 77019-2115	29,371.64	59.94
CLASS 2 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,159,118.41	19.20
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,990,176.84	49.53
Allstate Life Insurance Company Of NY VA Attn: Product Valuation 5801 Southwest 6th Avenue Topeka, KS 66636-0001	325,281.48	5.39
Allstate Life Insurance Company VA Attn: Product Valuation 5801 Southwest 6th Avenue Topeka, KS 66636-0001	1,010,541.53	16.74
FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND
CLASS 1 SHARES
Lincoln Benefit Life Insurance Company, VL P.O. Box 94210 Palatine, IL 60094-4210	45,066.55	29.47
Lincoln Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	33,041.77	21.61

Name and Address of Account	Share Amount	Percentage of Class (%)
Symetra Life Insurance Company Attn: Life Finance Separate Accounts P.O. Box 34690 Seattle, WA 98124-1690	10,468.49	6.85
National Life Insurance Company Sentinel Advantage - VA Attn: Investment Accounting M415 1 National Life Drive Montpelier, VT 05604-1000	42,077.17	27.51
National Life Insurance Company Varitrak - VUL Attn: Investment Accounting M415 1 National Life Drive Montpelier, VT 05604-1000	18,063.25	11.81
CLASS 2 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,687,382.85	8.69
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	9,421,822.11	30.45
Hartford Life & Annuity Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,497,874.45	8.07
Pacific Life Insurance Company FBO Separate Account A 700 Newport Center Drive Newport Beach, CA 92660-6307	10,283,836.03	33.24
CLASS 4 SHARES
CMFG 2000 Heritage Way Waverly, IA 50677-9208	467,478.08	22.14
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	248,633.67	11.77
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,391,785.47	65.90
FRANKLIN MUTUAL SHARES VIP FUND
CLASS 1 SHARES
Franklin Templeton VIP Trust Franklin Templeton VIP Founding Funds Allocation Fund Class 1 c/o Laura Fergerson 3310 Quality Drive, Floor 2 Rancho Cordova, CA 95670-7313	16,027,315.90	53.38
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	3,554,604.86	11.84
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	2,861,806.24	9.53
MAC and Company A/C 957610 Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	6,880,300.35	22.92
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	19,382,374.37	11.39
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	8,572,400.72	5.04
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	22,787,159.30	13.39

Name and Address of Account	Share Amount	Percentage of Class (%)
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	34,862,290.95	20.48
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	36,371,403.00	21.37
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,069,441.48	18.88
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	3,994,556.40	70.52
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	436,209.31	7.70
FRANKLIN RISING DIVIDENDS VIP FUND
CLASS 1 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	3,632,260.62	50.94
Allianz Life Of New York P.O. Box 1117 Minneapolis, MN 55440-1117	439,883.24	6.17
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVLI4 P.O. Box 182029 Columbus, OH 43218-2029	624,305.11	8.76
MAC & Company Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	1,099,992.19	15.43
MAC & Company Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	600,266.32	8.42
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	5,224,032.54	8.93
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	6,047,803.86	10.34
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	14,504,904.58	24.79
Pacific Life Insurance Company FBO Separate Account A 700 Newport Center Drive Newport Beach, CA 92660-6307	5,558,128.70	9.50
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	14,499,545.76	24.78
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	288,256.84	24.51

Name and Address of Account	Share Amount	Percentage of Class (%)
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	686,707.41	58.40
Forethought Life Insurance Company Separate Account A 10 West Market Street Indianapolis, IN 46204-2954	89,266.68	7.59
FRANKLIN SMALL CAP VALUE VIP FUND
CLASS 1 SHARES
Minnesota Life Insurance Company 401 Robert Street, North A6-5216 Saint Paul, MN 55101-2005	238,581.11	9.85
Nationwide Life Insurance Company c/o IPO Portfolio Accounting PMLIC-VLI P.O. Box 182029 Columbus, OH 43218-2029	279,640.92	11.55
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVLI2 P.O. Box 182029 Columbus, OH 43218-2029	132,598.49	5.48
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVLI4 P.O. Box 182029 Columbus, OH 43218-2029	528,999.34	21.84
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVLI7 P.O. Box 182029 Columbus, OH 43218-2029	251,561.88	10.39
Nationwide Life And Annuity Insurance Company NWVL-G c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	137,204.28	5.67
AUL American Individual Variable Annuity Unit Trust 1 Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	468,890.02	19.36
CLASS 2 SHARES
Riversource Life Insurance Company Formerly, IDS Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55474-0016	9,118,160.50	13.74
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVAII P.O. Box 182029 Columbus, OH 43218-2029	5,071,129.40	7.64
Voya Retirement Insurance and Annuity Company 1 Orange Way B3N Windsor, CT 06095-4774	12,360,980.53	18.62
Metlife Insurance Company USA Attn: Investment Management 1 Financial Center, Floor 20 Boston, MA 02111-2694	6,500,638.54	9.79
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	182,220.69	11.48

Name and Address of Account	Share Amount	Percentage of Class (%)
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	927,707.93	58.45
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	316,237.31	19.93
Forethought Life Insurance Company Separate Account A 10 West Market Street Indianapolis, IN 46204-2954	106,775.65	6.73
FRANKLIN SMALL-MID CAP GROWTH VIP FUND
CLASS 1 SHARES
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	1,118,565.65	63.93
Prudential Financial Discovery Premier Group Retirement Annuity 213 Washington Street, Floor 7 Newark, NJ 07102-2917	135,690.50	7.76
TIAA CREF Life Insurance Company TIAA CREF Life Separate Account VA-1 8500 Andrew Carnegie Boulevard E3/N5 Charlotte, NC 28262-8500	313,153.30	17.90
CLASS 2 SHARES
Allmerica Financial Life Insurance & Annuity Company 1 Southwest Security Benefit Place Topeka, KS 66636-1000	1,476,142.15	6.47
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,613,101.83	11.45
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	8,154,716.42	35.73
Minnesota Life Insurance Company 401 North Robert Street, A6-5216 Saint Paul, MN 55101-2015	1,830,678.06	8.02
Pruco Life Insurance Company Attn: Separate Accounts Trade Confirms 213 Washington Street, Floor 7 Newark, NJ 07102-2917	1,304,375.57	5.72
Metlife Insurance Company of Connecticut MIC Attn: Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	1,859,232.74	8.15
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	1,837,265.36	8.05
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	109,180.73	13.23
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	454,678.23	55.12
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	252,087.44	30.56

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN STRATEGIC INCOME VIP FUND
CLASS 1 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	7,779,923.24	22.98
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	22,815,156.89	67.40
Hartford Life & Annuity Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,726,091.44	8.05
CLASS 2 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,255,676.36	6.45
Delaware Life Insurance Company Formerly, Sun Life Assurance Company Of Canada-US MFS Regatta Masters P.O. Box 9134 Wellesley Hills, MA 02481-9134	1,664,709.20	8.54
Equitable Life Assurance Society Of The U.S. Separate Account 65 1290 Avenue of the Americas New York, NY 10104-1472	1,546,622.54	7.94
AXA Equitable Life Insurance Company Separate Account FP 1290 Avenue of the Americas New York, NY 10104-0101	2,959,858.35	15.19
AXA Equitable Life Separate Acct 70 1290 Avenue of the Americas New York, NY 10104-0101	5,500,821.46	28.23
Jefferson National Life 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6178	1,442,917.71	7.41
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,711,340.40	24.80
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	5,076,867.73	73.57
FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND
CLASS 1 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	4,250,422.12	74.92
Allianz Life Of New York P.O. Box 1117 Minneapolis, MN 55440-1117	367,047.43	6.47
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	899,224.69	15.85
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	19,591,173.13	19.06
Guardian Insurance & Annuity Company, Inc. Retirement Solutions Finance - NRO Attn: Paul Iannelli 3900 Burgess Place Bethlehem, PA 18017-9097	10,284,199.70	10.01

Name and Address of Account	Share Amount	Percentage of Class (%)
Guardian Insurance & Annuity Company, Inc. Retirement Solutions Finance – NRO Attn: Paul Iannelli 3900 Burgess Place Bethlehem, PA 18017-9097	5,155,648.19	5.02
Guardian Insurance & Annuity Company, Inc. Retirement Solutions Finance-NRO B Share 2012 Attn: Paul Iannelli 3900 Burgess Place Bethlehem, PA 18017-9097	7,931,649.97	7.72
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	43,620,155.25	42.44
FRANKLIN VOLSMART ALLOCATION VIP FUND
CLASS 2 SHARES
Franklin Advisers, Inc. Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	3,061.22	100.00
CLASS 5 SHARES
Ohio National Life Insurance Company FBO Its Separate Accounts 1 Financial Way Cincinnati, OH 45242-5851	14,973,442.89	98.18
TEMPLETON DEVELOPING MARKETS VIP FUND
CLASS 1 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,767,039.31	16.28
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	5,903,013.90	54.40
TIAA CREF Life Insurance Company TIAA CREF Life Separate Account VA-1 8500 Andrew Carnegie Boulevard E3/N5 Charlotte, NC 28262-8500	1,750,488.39	16.13
CLASS 2 SHARES
Minnesota Life Insurance Company 401 North Robert Street, A6-5216 Saint Paul, MN 55101-2015	6,834,234.92	24.86
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVAII P.O. Box 182029 Columbus, OH 43218-2029	1,440,829.00	5.24
Metlife Insurance Company of Connecticut MIC Attn: Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	2,248,868.04	8.18
Delaware Life Insurance Company Formerly Sun Life Assurance Company Of Canada-US MFS Regatta Masters P.O. Box 9134 Wellesley Hills, MA 02481-9134	3,175,112.11	11.55
AXA Equitable Life Insurance Company Separate Account FP 1290 Avenue of the Americas New York, NY 10104-0101	1,438,255.82	5.23

Name and Address of Account	Share Amount	Percentage of Class (%)
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	1,772,562.79	6.45
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	215,065.48	28.26
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	543,065.58	71.36
TEMPLETON FOREIGN VIP FUND
CLASS 1 SHARES
American General Life Insurance Company FBO Company Of Delaware 2727 Allen Parkway 4-D1 Houston, TX 77019-2115	3,034,393.08	32.54
The Lincoln National Life Insurance Company 1300 South Clinton Street Fort Wayne, IN 46802-3518	2,351,150.23	25.21
Metlife Attn: Product Development 200 Crossing Boulevard, Suite 101 Bridgewater, NJ 08807-2876	536,546.40	5.75
Nationwide Insurance Co / SBL-NWMF 1 Security Benefit Place Topeka, KS 66636-1000	852,184.81	9.14
Phoenix Home Life 15 Tech Valley Drive, Suite 2 East Greenbush, NY 12061-4137	533,398.65	5.72
Genworth Life & Annuity Insurance Company Attn: Variable Accounting 6610 West Broad Street, Building 3 Richmond, VA 23230-1702	528,479.66	5.67
CLASS 2 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	10,979,480.39	11.70
Metlife Insurance Company Of Connecticut MIC Attn: Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	6,030,366.53	6.43
Guardian Insurance & Annuity Company, Inc. Retirement Solutions Finance-NRO B Share 2012 Attn: Paul Iannelli 3900 Burgess Place Bethlehem, PA 18017-9097	8,480,194.18	9.04
Delaware Life Insurance Company Formerly, Sun Life Assurance Company Of Canada-US MFS Regatta Masters P.O. Box 9134 Wellesley Hills, MA 02481-9134	7,308,307.64	7.79
Metlife Insurance Company USA Attn: Investment Management 1 Financial Center Floor 20 Boston, MA 02111-2694	4,832,333.11	5.15
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	8,057,137.53	8.59

Name and Address of Account	Share Amount	Percentage of Class (%)
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,832,335.85	18.06
Ohio National Life Insurance Company FBO Its Separate Accounts P.O. Box 237 Cincinnati, OH 45201-0237	7,070,642.25	69.69
National Security Life & Annuity Company FBO Its Separate Accounts P.O. Box 5363 Cincinnati, OH 45201-5363	657,422.05	6.48
TEMPLETON GLOBAL BOND VIP FUND
CLASS 1 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	1,139,995.64	7.63
Lincoln National Life Insurance Company 1300 South Clinton Street, Stop 6H-02 Fort Wayne, IN 46802-3518	5,458,152.81	36.54
Metlife Attn: Product Development 200 Crossing Boulevard, Suite 101 Bridgewater, NJ 08807-2876	1,025,053.55	6.86
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWPP P.O. Box 182029 Columbus, OH 43218-2029	1,959,353.36	13.12
Metlife Insurance Company of Connecticut MIC Attn: Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	1,856,737.15	12.43
Nationwide Life Insurance Company c/o IPO Portfolio Accounting NWVLI4 P.O. Box 182029 Columbus, OH 43218-2029	857,114.96	5.74
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	44,456,167.91	26.57
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	21,016,354.50	12.56
Metlife Insurance Company USA Attn: Investment Management 1 Financial Center, Floor 20 Boston, MA 02111-2694	12,773,935.01	7.64
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	20,504,018.25	12.26
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	723,244.86	12.61
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,741,221.90	47.79

Name and Address of Account	Share Amount	Percentage of Class (%)
Lincoln National Life Insurance Company 1300 South Clinton Street Stop 6H-02 Fort Wayne, IN 46802-3518	1,212,830.04	21.14
Delaware Life Insurance Company Formerly, Sun Life Assurance Company Of Canada-US MFS Regatta Masters P.O. Box 9134 Wellesley Hills, MA 02481-9134	341,695.50	5.96
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715-0001	369,664.68	6.44
TEMPLETON GROWTH VIP FUND
CLASS 1 SHARES
Franklin Templeton VIP Trust Franklin Templeton VIP Founding Funds Allocation Fund Class 1 c/o Laura Fergerson 3310 Quality Drive, Floor 2 Rancho Cordova, CA 95670-7313	22,481,263.51	72.59
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	4,632,004.47	14.96
Phoenix Home Life 15 Tech Valley Drive, Suite 2 East Greenbush, NY 12061-4137	2,033,268.26	6.57
CLASS 2 SHARES
Allianz Life Insurance P.O. Box 1117 Minneapolis, MN 55440-1117	17,407,602.05	29.18
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	6,787,430.69	11.38
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	11,700,503.95	19.62
Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	9,579,391.75	16.06
CLASS 4 SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	695,406.34	25.16
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,977,649.89	71.54

FTVIP

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-829-6554** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER 123456789101

Franklin Rising Dividends VIP Fund

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison E. Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR each Proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

Franklin Rising Dividends VIP Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

			FOR ALL	**WITHHOLD ALL**
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig	☐	☐
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson		

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** _______________________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] VIP.C2 RisDiv

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com/FT** using your control number found below

3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line

4. **LIVE** with a proxy representative when you call toll-free **800-829-6554** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

Templeton Developing Markets VIP Fund

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison E. Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR each Proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

Templeton Developing Markets VIP Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** _______________________________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] VIP.C3DevMark

The following proxy card applies to these Funds:

1.	Franklin Founding Funds Allocation VIP Fund
2.	Franklin VolSmart Allocation VIP Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-829-6554** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

"Fund Name Here"

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison E. Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR each Proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig	☐	☐
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson		

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ________________________________

	FOR	AGAINST	ABSTAIN
5. To approve an amended fundamental investment restriction regarding investments in commodities.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] VIP.C4 FoundVols

The following proxy card applies to these Funds:

1.	Franklin Flex Cap Growth VIP Fund
2.	Franklin Global Real Estate VIP Fund
3.	Franklin Growth and Income VIP Fund
4.	Franklin Income VIP Fund
5.	Franklin Large Cap Growth VIP Fund
6.	Franklin Mutual Global Discovery VIP Fund
7.	Franklin Mutual Shares VIP Fund
8.	Franklin Small Cap Value VIP Fund
9.	Franklin Small-Mid Cap Growth VIP Fund
10.	Franklin Strategic Income VIP Fund
11.	Franklin U.S. Government Securities VIP Fund
12.	Templeton Foreign VIP Fund
13.	Templeton Global Bond VIP Fund
14.	Templeton Growth VIP Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-829-6554** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

"Fund Name Here"

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison E. Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR each Proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

			FOR ALL	**WITHHOLD ALL**
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig	☐	☐
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson		

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] VIP.C5allother